SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 2, 2000
                                                          --------------


                             PMA Capital Corporation
                             -----------------------
             (Exact name of registrant as specified in its charter)


        Pennsylvania               000-22761              23-2217932
        ------------               ---------              ----------
(State or other jurisdiction      (Commission           (IRS Employer
     of incorporation)            File Number)        Identification No.)

                1735 Market Street, Suite 2800
                  Philadelphia, Pennsylvania                19103-7590
                  --------------------------                ----------
            (Address of principal executive offices)        (Zip Code)


               Registrant's telephone number, including area code:

                                 (215) 665-5046
                                 --------------

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5. Other Events.
        ------------

       On August 2, 2000, the Company issued a news release, a copy of which is filed as Exhibit 99 hereto and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.
        ---------------------------------

        (c) The exhibits accompanying this report are listed in the Index to Exhibits on the following page.


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PMA Capital Corporation




Date:  August 3, 2000                      By: /s/Albert D. Ciavardelli
                                               --------------------------
                                               Albert D. Ciavardelli
                                               Vice President - Finance




















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


                                Index to Exhibits



     Number                     Description                 Method of Filing
     ------                     -----------                 ----------------
       99                   PMA Capital Corporation         Filed herewith.
                            news release dated
                              August 2, 2000




































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